EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Portfolio Series, consisting of: Active Allocation Fund, Aggressive Investor Fund, Conservative Investor Fund, and Moderate Investor Fund (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended January 31, 2006 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                                   Principal Financial Officer
Oppenheimer Portfolio Series, consisting of:                  Oppenheimer Portfolio Series, consisting of:
Active Allocation Fund, Aggressive Investor                   Active Allocation Fund, Aggressive Investor
Fund, Conservative Investor Fund, and Moderate                Fund, Conservative Investor Fund, and
Investor Fund                                                 Moderate Investor Fund
/s/ John V. Murphy                                            /s/ Brian W. Wixted
------------------------------------                          ---------------------------------
John V. Murphy                                                Brian W. Wixted

Date: March 15, 2006                                          Date: March 15, 2006